Exhibit 99

NextEra Energy, Inc. Media Line: 561-694-4442 Oct. 24, 2023 FOR IMMEDIATE RELEASE

NextEra Energy reports third-quarter 2023 financial results
•NextEra Energy delivers strong third-quarter 2023 results
•FPL remains focused on providing outstanding service to customers, keeping bills affordable and executing against its well-established capital plan
•NextEra Energy Resources adds approximately 3,245 megawatts of new renewables and storage projects to its backlog

JUNO BEACH, Fla. - NextEra Energy, Inc. (NYSE: NEE) today reported 2023 third-quarter net income attributable to NextEra Energy on a GAAP basis of $1,219 million, or $0.60 per share, compared to $1,696 million, or $0.86 per share, for the third quarter of 2022. On an adjusted basis, NextEra Energy's 2023 third-quarter earnings were $1,920 million, or $0.94 per share, compared to $1,683 million, or $0.85 per share, in the third quarter of 2022.

"NextEra Energy continued its strong execution during the third quarter and has delivered adjusted earnings per share growth of approximately 10.8% through three quarters," said John Ketchum, chairman, president and chief executive officer. "FPL continues to execute against its well-established capital plan to enhance what we believe is one of the best customer value propositions in the industry. NextEra Energy Resources had its best renewables and storage origination quarter in its history, adding approximately 3,245 megawatts to its backlog, which now totals over 21 gigawatts, net of projects placed in service. On the strength of both businesses, we are confident that our culture of continuous improvement, innovation and financial discipline, combined with our competitive advantages and strong balance sheet, positions us to continue creating long-term value for our customers and shareholders. We will be disappointed if we are not able to deliver financial results at or near the top of our adjusted earnings per share expectations ranges in each year through 2026, while maintaining our strong balance sheet and credit ratings."

FPL
FPL reported third-quarter 2023 net income of $1,183 million, or $0.58 per share, compared to $1,074 million, or $0.54 per share, for the prior-year comparable quarter. As America's largest electric utility, FPL's growth in the third quarter of 2023 was principally driven by continued investment in the business. FPL's capital expenditures were approximately $2.6 billion for the third quarter of 2023, and full-year capital investments are expected to be between $9 billion and $9.5 billion. Regulatory capital employed increased by approximately 13.6% over the same quarter last year. FPL's average number of customers increased by 65,000 from the prior-year comparable quarter.

In the quarter, FPL continued to execute against its capital plan and deliver outstanding value to its customers in one of the fastest-growing states in the nation. With bills well below the national average, FPL remains focused on reliability and running the business efficiently.

NextEra Energy Resources
NextEra Energy Resources reported third-quarter 2023 net loss attributable to NextEra Energy on a GAAP basis of $230 million, or $0.11 per share, compared to net income attributable to NextEra Energy of $655 million, or $0.33 per share, in the prior-year quarter. On an adjusted basis, NextEra Energy Resources' earnings for the third quarter of 2023 were $882 million, or $0.43 per share, compared to $729 million, or $0.37 per share, for the third quarter of 2022.

NextEra Energy Resources delivered a record quarter of new renewables and storage origination, adding approximately 3,245 megawatts (MW) to its backlog since the release of the second-quarter 2023 financial results in July. NextEra Energy Resources added approximately 1,485 MW of solar, 400 MW of wind, 905 MW of storage and 455 MW of wind repowering. NextEra Energy Resources' backlog stands at over 21 gigawatts after taking into account roughly 1,025 MW of new projects placed into service since the release of the second-quarter financial results.

NextEra Energy Resources' third-quarter GAAP results include an approximately $0.9 billion after-tax impairment of its investment in NextEra Energy Partners, LP. In 2018, NextEra Energy Resources recorded an after-tax gain of approximately $3 billion when NextEra Energy Partners was deconsolidated. Both the gain in 2018 and loss in 2023 have been excluded from adjusted earnings.

Corporate and Other
In the third quarter of 2023 on a GAAP basis, Corporate and Other results increased $0.14 per share, compared to the prior-year quarter. On an adjusted basis, Corporate and Other results for the third quarter of 2023 decreased $0.01 per share, compared to the prior-year quarter.

Outlook
NextEra Energy's long-term financial expectations remain unchanged. For 2023 and 2024, NextEra Energy continues to expect adjusted earnings per share to be in the ranges of $2.98 to $3.13 and $3.23 to $3.43, respectively. For 2025 and 2026, NextEra Energy expects to grow 6% to 8%, off the 2024 adjusted earnings per share range. This translates to a range of $3.45 to $3.70 for 2025 and $3.63 to $4.00 for 2026. NextEra Energy also continues to expect to grow its dividends per share at a roughly 10% rate per year through at least 2024, off a 2022 base.

Conference call information
As previously announced, NextEra Energy's third-quarter 2023 financial results conference call is scheduled for 9 a.m. ET today. Also discussed during the call will be the third-quarter 2023 financial results for NextEra Energy Partners, LP (NYSE: NEP). The listen-only webcast will be available on NextEra Energy's website by accessing the following link: www.NextEraEnergy.com/FinancialResults. The news release and slides accompanying the presentation may be downloaded at www.NextEraEnergy.com/FinancialResults, beginning at 7:30 a.m. ET today. A replay will be available for 90 days by accessing the same link as listed above.

NextEra Energy, Inc.
NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company headquartered in Juno Beach, Florida. NextEra Energy owns Florida Power & Light Company, which is America's largest electric utility that sells more power than any other utility, providing clean, affordable, reliable electricity to approximately 5.8 million customer accounts, or more than 12 million people across Florida. NextEra Energy also owns a competitive clean energy business, NextEra Energy Resources, LLC, which, together with its affiliated entities, is the world's largest generator of renewable energy from the wind and sun and a world leader in battery storage. Through its subsidiaries, NextEra Energy generates clean, emissions-free electricity from seven commercial nuclear power units in Florida, New Hampshire and Wisconsin. A Fortune 200 company, NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity. NextEra Energy is ranked No. 1 in the electric and gas utilities industry on Fortune's 2023 list of "World's Most Admired Companies," recognized on Fortune's 2021 list of companies that "Change the World" and received the S&P Global Platts 2020 Energy Transition Award for leadership in environmental, social and governance. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

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Adjusted earnings for the periods in this news release exclude the effects of non-qualifying hedges; NextEra Energy Partners, LP net investment gains; differential membership interests-related; change in unrealized gains and losses on equity securities held in NextEra Energy Resources' nuclear decommissioning funds; and other than temporary impairments (OTTI); and impairment charges.

NextEra Energy's management uses adjusted earnings, which is a non-GAAP financial measure, internally for financial planning, analysis of performance, reporting of results to the board of directors and as an input in determining performance-based compensation under the company's employee incentive compensation plans. NextEra Energy also uses earnings expressed in this fashion when communicating its financial results and earnings outlook to analysts and investors. NextEra Energy's management believes that adjusted earnings provide a more meaningful representation of NextEra Energy's fundamental earnings power. A reconciliation of historical adjusted earnings to net income (loss) attributable to NextEra Energy, which is the most directly comparable GAAP measure, is included in the attachments to this news release.

NextEra Energy's adjusted earnings expectations exclude the cumulative effect of adopting new accounting standards; the effects of non-qualifying hedges and unrealized gains and losses on equity securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds and other than temporary impairments, none of which can be determined at this time. Adjusted earnings expectations also exclude the effects of NextEra Energy Partners, LP net investment gains and differential membership interests-related. In addition, adjusted earnings expectations assume, among other things, normal weather and operating conditions; positive macroeconomic conditions in the U.S. and Florida; supportive commodity markets; current forward curves; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; market demand for pipeline capacity; access to capital at reasonable cost and terms; divestitures to NextEra Energy Partners, LP; no adverse litigation decisions; and no changes to governmental policies or incentives. Please see the accompanying cautionary statements for a list of the risk factors that may affect future results.

This news release should be read in conjunction with the attached unaudited financial information.

Cautionary Statements and Risk Factors That May Affect Future Results

This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this news release include, among others, statements concerning adjusted earnings per share expectations and future operating performance and statements concerning future dividends. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this news release and the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory, operational and economic factors on regulatory decisions important to NextEra Energy and FPL; disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects of NextEra Energy and FPL and its affiliated entities or the imposition of additional tax laws, tariffs, duties, policies or assessments on renewable energy or equipment necessary to generate it or deliver it; impact of new or revised laws, regulations, interpretations or constitutional ballot and regulatory initiatives on NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations and businesses; effect on NextEra Energy and FPL of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; impacts on NextEra Energy or FPL of allegations of violations of law; effect on NextEra Energy and

FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, planning, financing, construction, permitting, governmental approvals and the negotiation of project development agreements, as well as supply chain disruptions; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities, retail gas distribution system in Florida and other facilities; effect on NextEra Energy and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of geopolitical factors, terrorism and catastrophic events that could result from terrorism, cyberattacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy Resources, LLC’s (NextEra Energy Resources) gas infrastructure business and cause NextEra Energy Resources to delay or cancel certain gas infrastructure projects and could result in certain projects becoming impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by NextEra Energy, including FPL; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in over-the-counter markets; impact of negative publicity; inability of FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NextEra Energy Resources’ and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; NextEra Energy Partners, LP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in NextEra Energy Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, and its effects on NextEra Energy’s or FPL’s businesses. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2022 and other Securities and Exchange Commission (SEC) filings, and this news release should be read in conjunction with such SEC filings. The forward-looking statements made in this news release are made only as of the date of this news release and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Three Months Ended September 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$5,475	$1,669	$28	$7,172
Operating Expenses
Fuel, purchased power and interchange	1,339	240	(25)	1,554
Other operations and maintenance	456	636	104	1,196
Depreciation and amortization	1,424	513	20	1,957
Taxes other than income taxes and other – net	551	81	4	636
Total operating expenses – net	3,770	1,470	103	5,343
Gains (losses) on disposal of businesses/assets – net	—	8	(1)	7
Operating Income (Loss)	1,705	207	(76)	1,836
Other Income (Deductions)
Interest expense	(286)	(90)	350	(26)
Equity in earnings (losses) of equity method investees	—	(954)	—	(954)
Allowance for equity funds used during construction	40	3	—	43
Gains on disposal of investments and other property – net	—	29	—	29
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(98)	—	(98)
Other net periodic benefit income	—	—	62	62
Other – net	10	56	15	81
Total other income (deductions) – net	(236)	(1,054)	427	(863)
Income (Loss) before Income Taxes	1,469	(847)	351	973
Income Tax Expense (Benefit)	286	(417)	85	(46)
Net Income (Loss)	1,183	(430)	266	1,019
Net Loss Attributable to Noncontrolling Interests	—	200	—	200
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,183	$(230)	$266	$1,219
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,183	$(230)	$266	$1,219
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	165	(549)	(384)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	97	—	97
Differential membership interests – related	—	14	—	14
NEP investment gains – net	—	1,210	—	1,210
Less related income tax expense (benefit)	—	(374)	138	(236)
Adjusted Earnings (Loss)	$1,183	$882	$(145)	$1,920
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$0.58	$(0.11)	$0.13	$0.60
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	0.08	(0.27)	(0.19)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	0.05	—	0.05
Differential membership interests – related	—	0.01	—	0.01
NEP investment gains – net	—	0.59	—	0.59
Less related income tax expense (benefit)	—	(0.19)	0.07	(0.12)
Adjusted Earnings (Loss) Per Share	$0.58	$0.43	$(0.07)	$0.94
Weighted-average shares outstanding (assuming dilution)				2,036

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(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$127	$0.05	$(411)	$(0.20)	$(284)	$(0.15)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$66	$0.03	$—	$—	$66	$0.03
	Differential membership interests – related	$11	$0.01	$—	$—	$11	$0.01
	NEP investment gains – net	$908	$0.45	$—	$—	$908	$0.45

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Three Months Ended September 30, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$5,075	$1,652	$(8)	$6,719
Operating Expenses
Fuel, purchased power and interchange	1,733	235	(35)	1,933
Other operations and maintenance	511	585	129	1,225
Depreciation and amortization	829	437	23	1,289
Taxes other than income taxes and other – net	495	84	2	581
Total operating expenses – net	3,568	1,341	119	5,028
Gains (losses) on disposal of businesses/assets – net	—	173	(2)	171
Operating Income (Loss)	1,507	484	(129)	1,862
Other Income (Deductions)
Interest expense	(200)	(53)	(6)	(259)
Equity in earnings (losses) of equity method investees	—	196	—	196
Allowance for equity funds used during construction	19	1	—	20
Gains on disposal of investments and other property – net	—	51	—	51
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(141)	—	(141)
Other net periodic benefit income	—	—	70	70
Other – net	9	63	11	83
Total other income (deductions) – net	(172)	117	75	20
Income (Loss) before Income Taxes	1,335	601	(54)	1,882
Income Tax Expense (Benefit)	261	83	(21)	323
Net Income (Loss)	1,074	518	(33)	1,559
Net Loss Attributable to Noncontrolling Interests	—	137	—	137
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,074	$655	$(33)	$1,696
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$1,074	$655	$(33)	$1,696
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(8)	(116)	(124)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	—	137	—	137
Differential membership interests – related	—	38	—	38
NEP investment gains – net	—	(99)	—	(99)
Impairment charges related to investment in Mountain Valley Pipeline	—	32	—	32
Less related income tax expense (benefit)	—	(26)	29	3
Adjusted Earnings (Loss)	$1,074	$729	$(120)	$1,683
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$0.54	$0.33	$(0.01)	$0.86
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	—	(0.06)	(0.06)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	—	0.07	—	0.07
Differential membership interests – related	—	0.02	—	0.02
NEP investment gains – net	—	(0.05)	—	(0.05)
Impairment charges related to investment in Mountain Valley Pipeline	—	0.02	—	0.02
Less related income tax expense (benefit)	—	(0.02)	0.01	(0.01)
Adjusted Earnings (Loss) Per Share	$0.54	$0.37	$(0.06)	$0.85
Weighted-average shares outstanding (assuming dilution)				1,979

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(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$(3)	$—	$(87)	$(0.05)	$(90)	$(0.05)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI - net	$99	$0.06	$—	$—	$99	$0.06
	Differential membership interests – related	$29	$0.01	$—	$—	$29	$0.01
	NEP investment gains – net	$(75)	$(0.04)	$—	$—	$(75)	$(0.04)
	Impairment charges related to investment in Mountain Valley Pipeline	$24	$0.01	$—	$—	$24	$0.01

(c)	Adjusted for the impact of dilutive securities at NEP.

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Nine Months Ended September 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$14,169	$7,016	$51	$21,236
Operating Expenses
Fuel, purchased power and interchange	3,764	589	(73)	4,280
Other operations and maintenance	1,262	1,828	301	3,391
Depreciation and amortization	2,743	1,470	59	4,272
Taxes other than income taxes and other – net	1,499	225	3	1,727
Total operating expenses – net	9,268	4,112	290	13,670
Gains (losses) on disposal of businesses/assets – net	1	6	4	11
Operating Income (Loss)	4,902	2,910	(235)	7,577
Other Income (Deductions)
Interest expense	(807)	(545)	8	(1,344)
Equity in earnings (losses) of equity method investees	—	(722)	1	(721)
Allowance for equity funds used during construction	100	5	—	105
Gains on disposal of investments and other property – net	—	126	—	126
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(10)	—	(10)
Other net periodic benefit income	—	—	184	184
Other – net	36	202	50	288
Total other income (deductions) – net	(671)	(944)	243	(1,372)
Income (Loss) before Income Taxes	4,231	1,966	8	6,205
Income Tax Expense (Benefit)	825	27	(14)	838
Net Income (Loss)	3,406	1,939	22	5,367
Net Loss Attributable to Noncontrolling Interests	—	733	—	733
Net Income (Loss) Attributable to NextEra Energy, Inc.	$3,406	$2,672	$22	$6,100
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$3,406	$2,672	$22	$6,100
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(1,698)	(599)	(2,297)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	4	—	4
Differential membership interests – related	—	51	—	51
NEP investment gains – net	—	1,250	—	1,250
Impairment charges related to investment in Mountain Valley Pipeline	—	58	—	58
Less related income tax expense (benefit)	—	58	150	208
Adjusted Earnings (Loss)	$3,406	$2,395	$(427)	$5,374
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$1.68	$1.32	$0.02	$3.02
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	(0.84)	(0.30)	(1.14)
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	—	—	—
Differential membership interests – related	—	0.03	—	0.03
NEP investment gains – net	—	0.62	—	0.62
Impairment charges related to investment in Mountain Valley Pipeline	—	0.03	—	0.03
Less related income tax expense (benefit)	—	0.02	0.08	0.10
Adjusted Earnings (Loss) Per Share	$1.68	$1.18	$(0.20)	$2.66
Weighted-average shares outstanding (assuming dilution)				2,023

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$(1,297)	$(0.64)	$(449)	$(0.22)	$(1,746)	$(0.86)
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$6	$—	$—	$—	$6	$—
	Differential membership interests – related	$38	$0.02	$—	$—	$38	$0.02
	NEP investment gains – net	$937	$0.46	$—	$—	$937	$0.46
	Impairment charges related to investment in Mountain Valley Pipeline	$39	$0.02	$—	$—	$39	$0.02

NextEra Energy, Inc.
Condensed Consolidated Statements of Income
(millions, except per share amounts)
(unaudited)

Preliminary
Nine Months Ended September 30, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
Operating Revenues	$13,211	$1,627	$(46)	$14,792
Operating Expenses
Fuel, purchased power and interchange	4,364	624	(100)	4,888
Other operations and maintenance	1,349	1,602	210	3,161
Depreciation and amortization	2,006	1,257	69	3,332
Taxes other than income taxes and other – net	1,341	229	2	1,572
Total operating expenses – net	9,060	3,712	181	12,953
Gains (losses) on disposal of businesses/assets – net	1	208	(13)	196
Operating Income (Loss)	4,152	(1,877)	(240)	2,035
Other Income (Deductions)
Interest expense	(554)	65	589	100
Equity in earnings (losses) of equity method investees	—	179	1	180
Allowance for equity funds used during construction	82	6	—	88
Gains on disposal of investments and other property – net	—	83	—	83
Change in unrealized gains (losses) on equity securities held in NEER's nuclear decommissioning funds – net	—	(569)	—	(569)
Other net periodic benefit income	—	—	159	159
Other – net	10	151	(1)	160
Total other income (deductions) – net	(462)	(85)	748	201
Income (Loss) before Income Taxes	3,690	(1,962)	508	2,236
Income Tax Expense (Benefit)	751	(605)	111	257
Net Income (Loss)	2,939	(1,357)	397	1,979
Net Loss Attributable to Noncontrolling Interests	—	646	—	646
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,939	$(711)	$397	$2,625
Reconciliations of Net Income (Loss) Attributable to NextEra Energy, Inc. to Adjusted Earnings (Loss):
Net Income (Loss) Attributable to NextEra Energy, Inc.	$2,939	$(711)	$397	$2,625
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	2,109	(861)	1,248
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	562	—	562
Differential membership interests – related	—	94	—	94
NEP investment gains – net	—	13	—	13
Impairment charges related to investment in Mountain Valley Pipeline	—	838	—	838
Less related income tax expense (benefit)	—	(865)	216	(649)
Adjusted Earnings (Loss)	$2,939	$2,040	$(248)	$4,731
Earnings (Loss) Per Share Attributable to NextEra Energy, Inc. (assuming dilution)	$1.49	$(0.36)	$0.20	$1.33
Adjustments – pretax:(b)
Net losses (gains) associated with non-qualifying hedges	—	1.07	(0.44)	0.63
Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	—	0.29	—	0.29
Differential membership interests – related	—	0.05	—	0.05
NEP investment gains – net	—	0.01	—	0.01
Impairment charges related to investment in Mountain Valley Pipeline	—	0.42	—	0.42
Less related income tax expense (benefit)	—	(0.45)	0.12	(0.33)
Adjusted Earnings (Loss) Per Share	$1.49	$1.03	$(0.12)	$2.40
Weighted-average shares outstanding (assuming dilution)				1,974

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.
(b)	After tax impact by segment is as follows:	NEER		Corporate and Other		NextEra Energy
		Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS	Adjusted Earnings	Adjusted EPS
	Net losses (gains) associated with non-qualifying hedges	$1,619	$0.81	$(645)	$(0.32)	$974	$0.49
	Change in unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds and OTTI – net	$403	$0.21	$—	$—	$403	$0.21
	Differential membership interests – related	$71	$0.04	$—	$—	$71	$0.04
	NEP investment gains – net	$8	$—	$—	$—	$8	$—
	Impairment charges related to investment in Mountain Valley Pipeline	$650	$0.33	$—	$—	$650	$0.33

NextEra Energy, Inc.
Condensed Consolidated Balance Sheets
(millions) (unaudited)		Preliminary
September 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
ASSETS
Current assets:
Cash and cash equivalents	$105	$985	$478	$1,568
Customer receivables, net of allowances	2,314	1,720	—	4,034
Other receivables	290	576	61	927
Materials, supplies and fuel inventory	1,281	791	2	2,074
Regulatory assets	1,516	24	—	1,540
Derivatives	9	1,320	330	1,659
Other	732	1,550	160	2,442
Total current assets	6,247	6,966	1,031	14,244
Other assets:
Property, plant and equipment – net	68,854	51,905	124	120,883
Special use funds	5,596	2,425	—	8,021
Investment in equity method investees	—	5,981	10	5,991
Prepaid benefit costs	1,821	4	149	1,974
Regulatory assets	4,673	221	288	5,182
Derivatives	8	1,877	193	2,078
Goodwill	2,965	2,067	11	5,043
Other	905	7,255	98	8,258
Total other assets	84,822	71,735	873	157,430
TOTAL ASSETS	$91,069	$78,701	$1,904	$171,674
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Commercial paper	$2,169	$—	$1,816	$3,985
Other short-term debt	200	—	1,975	2,175
Current portion of long-term debt	1,645	677	5,657	7,979
Accounts payable	1,057	5,652	(47)	6,662
Customer deposits	586	29	—	615
Accrued interest and taxes	1,452	352	(142)	1,662
Derivatives	9	774	5	788
Accrued construction-related expenditures	506	1,465	—	1,971
Regulatory liabilities	413	3	—	416
Other	615	1,258	370	2,243
Total current liabilities	8,652	10,210	9,634	28,496
Other liabilities and deferred credits:
Long-term debt	23,244	8,140	27,799	59,183
Asset retirement obligations	2,147	1,224	—	3,371
Deferred income taxes	8,541	3,213	(2,007)	9,747
Regulatory liabilities	9,452	153	11	9,616
Derivatives	9	1,826	41	1,876
Other	355	2,212	250	2,817
Total other liabilities and deferred credits	43,748	16,768	26,094	86,610
TOTAL LIABILITIES	52,400	26,978	35,728	115,106
COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS	—	318	—	318
EQUITY
Common stock	1,373	—	(1,352)	21
Additional paid-in capital	23,470	19,132	(25,285)	17,317
Retained earnings	13,826	23,230	(7,072)	29,984
Accumulated other comprehensive loss	—	(112)	(115)	(227)
Total common shareholders' equity	38,669	42,250	(33,824)	47,095
Noncontrolling interests	—	9,155	—	9,155
TOTAL EQUITY	38,669	51,405	(33,824)	56,250
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$91,069	$78,701	$1,904	$171,674

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Balance Sheets		Preliminary
(millions)
(unaudited)
December 31, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
ASSETS
Current assets:
Cash and cash equivalents	$25	$731	$845	$1,601
Customer receivables, net of allowances	1,739	2,611	(1)	4,349
Other receivables	332	393	19	744
Materials, supplies and fuel inventory	1,159	775	—	1,934
Regulatory assets	2,155	10	—	2,165
Derivatives	19	1,501	70	1,590
Other	124	877	106	1,107
Total current assets	5,553	6,898	1,039	13,490
Other assets:
Property, plant and equipment – net	64,693	45,840	526	111,059
Special use funds	5,221	2,275	—	7,496
Investment in equity method investees	—	6,572	10	6,582
Prepaid benefit costs	1,732	3	97	1,832
Regulatory assets	5,484	218	290	5,992
Derivatives	10	1,922	3	1,935
Goodwill	2,989	1,854	11	4,854
Other	877	5,131	(313)	5,695
Total other assets	81,006	63,815	624	145,445
TOTAL ASSETS	$86,559	$70,713	$1,663	$158,935
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Commercial paper	$1,709	$—	$—	$1,709
Other short-term debt	200	68	1,100	1,368
Current portion of long-term debt	1,547	694	4,392	6,633
Accounts payable	1,377	6,919	16	8,312
Customer deposits	543	17	—	560
Accrued interest and taxes	362	236	121	719
Derivatives	12	2,005	85	2,102
Accrued construction-related expenditures	559	1,201	—	1,760
Regulatory liabilities	349	1	—	350
Other	1,185	1,574	423	3,182
Total current liabilities	7,843	12,715	6,137	26,695
Other liabilities and deferred credits:
Long-term debt	19,455	8,357	27,444	55,256
Asset retirement obligations	2,108	1,137	—	3,245
Deferred income taxes	8,376	2,594	(1,898)	9,072
Regulatory liabilities	9,458	157	11	9,626
Derivatives	1	2,755	153	2,909
Other	398	2,104	194	2,696
Total other liabilities and deferred credits	39,796	17,104	25,904	82,804
TOTAL LIABILITIES	47,639	29,819	32,041	109,499
COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS	—	1,110	—	1,110
EQUITY
Common stock	1,373	—	(1,353)	20
Additional paid-in capital	23,561	10,238	(21,079)	12,720
Retained earnings	13,986	20,557	(7,836)	26,707
Accumulated other comprehensive loss	—	(108)	(110)	(218)
Total common shareholders' equity	38,920	30,687	(30,378)	39,229
Noncontrolling interests	—	9,097	—	9,097
TOTAL EQUITY	38,920	39,784	(30,378)	48,326
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$86,559	$70,713	$1,663	$158,935

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(millions)
(unaudited)

Preliminary
Nine Months Ended September 30, 2023	FPL	NEER	Corporate and Other(a)	NextEra Energy
Cash Flows From Operating Activities
Net income (loss)	$3,406	$1,939	$22	$5,367
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,743	1,470	59	4,272
Nuclear fuel and other amortization	116	60	22	198
Unrealized losses (gains) on marked to market derivative contracts – net	—	(1,864)	(630)	(2,494)
Unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds – net	—	10	—	10
Foreign currency transaction losses (gains)	—	(2)	73	71
Deferred income taxes	(83)	507	42	466
Cost recovery clauses and franchise fees	1,020	—	—	1,020
Equity in losses (earnings) of equity method investees	—	722	(1)	721
Distributions of earnings from equity method investees	—	520	—	520
Losses (gains) on disposal of businesses, assets and investments - net	(1)	(132)	(4)	(137)
Recoverable storm-related costs	(366)	—	—	(366)
Other – net	2	(34)	62	30
Changes in operating assets and liabilities:
Current assets	(648)	516	(74)	(206)
Noncurrent assets	(142)	(134)	(54)	(330)
Current liabilities	891	(1,374)	(274)	(757)
Noncurrent liabilities	17	(82)	103	38
Net cash provided by (used in) operating activities	6,955	2,122	(654)	8,423
Cash Flows From Investing Activities
Capital expenditures of FPL	(7,279)	—	—	(7,279)
Independent power and other investments of NEER	—	(11,456)	—	(11,456)
Nuclear fuel purchases	(79)	(47)	—	(126)
Other capital expenditures	—	—	(49)	(49)
Sale of independent power and other investments of NEER	—	1,353	—	1,353
Proceeds from sale or maturity of securities in special use funds and other investments	2,651	768	120	3,539
Purchases of securities in special use funds and other investments	(2,908)	(1,186)	(665)	(4,759)
Other – net	(30)	(392)	422	—
Net cash used in investing activities	(7,645)	(10,960)	(172)	(18,777)
Cash Flows From Financing Activities
Issuances of long-term debt, including premiums and discounts	5,478	354	4,146	9,978
Retirements of long-term debt	(1,548)	(501)	(3,035)	(5,084)
Proceeds from differential membership investors	—	337	—	337
Net change in commercial paper	460	—	1,816	2,276
Proceeds from other short-term debt	—	—	1,925	1,925
Repayments of other short-term debt	—	(38)	(600)	(638)
Payments from (to) related parties under a cash sweep and credit support agreement – net	—	(206)	—	(206)
Issuances of common stock/equity units – net	—	—	4,505	4,505
Dividends on common stock	—	—	(2,823)	(2,823)
Dividends & capital distributions from (to) parent – net	(3,565)	8,826	(5,261)	—
Other – net	(70)	(283)	(214)	(567)
Net cash provided by financing activities	755	8,489	459	9,703
Effects of currency translation on cash, cash equivalents and restricted cash	—	(12)	—	(12)
Net increase (decrease) in cash, cash equivalents and restricted cash	65	(361)	(367)	(663)
Cash, cash equivalents and restricted cash at beginning of period	58	2,533	850	3,441
Cash, cash equivalents and restricted cash at end of period	$123	$2,172	$483	$2,778

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(millions)
(unaudited)

Preliminary
Nine Months Ended September 30, 2022	FPL	NEER	Corporate and Other(a)	NextEra Energy
Cash Flows From Operating Activities
Net income (loss)	$2,939	$(1,357)	$397	$1,979
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,006	1,257	69	3,332
Nuclear fuel and other amortization	135	48	28	211
Unrealized losses (gains) on marked to market derivative contracts – net	1	2,400	(477)	1,924
Unrealized losses (gains) on equity securities held in NEER's nuclear decommissioning funds – net	—	569	—	569
Foreign currency transaction losses (gains)	—	(9)	(153)	(162)
Deferred income taxes	771	(650)	87	208
Cost recovery clauses and franchise fees	(1,295)	—	—	(1,295)
Equity in losses (earnings) of equity method investees	—	(179)	(1)	(180)
Distributions of earnings from equity method investees	—	408	—	408
Losses (gains) on disposal of businesses, assets and investments – net	(1)	(291)	13	(279)
Recoverable storm-related costs	(26)	—	—	(26)
Other – net	9	(111)	73	(29)
Changes in operating assets and liabilities:
Current assets	(934)	(350)	46	(1,238)
Noncurrent assets	(48)	15	(33)	(66)
Current liabilities	899	684	226	1,809
Noncurrent liabilities	94	(38)	46	102
Net cash provided by (used in) operating activities	4,550	2,396	321	7,267
Cash Flows From Investing Activities
Capital expenditures of FPL	(6,021)	—	—	(6,021)
Independent power and other investments of NEER	—	(7,252)	—	(7,252)
Nuclear fuel purchases	(67)	(38)	—	(105)
Other capital expenditures	—	—	(451)	(451)
Sale of independent power and other investments of NEER	—	575	—	575
Proceeds from sale or maturity of securities in special use funds and other investments	1,738	840	318	2,896
Purchases of securities in special use funds and other investments	(1,833)	(1,296)	(367)	(3,496)
Other – net	(7)	(135)	147	5
Net cash used in investing activities	(6,190)	(7,306)	(353)	(13,849)
Cash Flows From Financing Activities
Issuances of long-term debt, including premiums and discounts	2,942	49	8,625	11,616
Retirements of long-term debt	(441)	(428)	(1,268)	(2,137)
Proceeds from differential membership investors	—	443	—	443
Net change in commercial paper	(1,382)	—	925	(457)
Proceeds from other short-term debt	—	—	1,725	1,725
Repayments of other short-term debt	—	—	(525)	(525)
Payments from (to) related parties under a cash sweep and credit support agreement – net	—	8	—	8
Issuances of common stock/equity units – net	—	—	1,458	1,458
Dividends on common stock	—	—	(2,507)	(2,507)
Dividends & capital distributions from (to) parent – net	1,700	5,833	(7,533)	—
Other – net	(36)	(32)	(318)	(386)
Net cash provided by financing activities	2,783	5,873	582	9,238
Effects of currency translation on cash, cash equivalents and restricted cash	—	(5)	—	(5)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,143	958	550	2,651
Cash, cash equivalents and restricted cash at beginning of period	108	1,184	24	1,316
Cash, cash equivalents and restricted cash at end of period	$1,251	$2,142	$574	$3,967

————————————
(a)	Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resources' subsidiaries. Residual corporate interest expense is included in Corporate and Other.

NextEra Energy, Inc.
Earnings (Loss) Per Share Contributions
(assuming dilution)
(unaudited)

Preliminary
	First Quarter	Second Quarter	Third Quarter	Year-To-Date
2022 Earnings (Loss) Per Share Attributable to NextEra Energy, Inc.	$(0.23)	$0.70	$0.86	$1.33

FPL – 2022 Earnings Per Share	$0.44	$0.50	$0.54	$1.49
New investment growth	0.06	0.06	0.06	0.17
Other and share dilution	0.03	0.01	(0.02)	0.02
FPL – 2023 Earnings Per Share	$0.53	$0.57	$0.58	$1.68

NEER – 2022 Earnings (Loss) Per Share Attributable to NextEra Energy, Inc.	$(0.76)	$0.07	$0.33	$(0.36)
New investments	0.07	0.10	0.11	0.28
Existing clean energy	(0.03)	(0.06)	(0.02)	(0.11)
Gas infrastructure	(0.01)	—	0.01	—
Customer supply and proprietary power & gas trading	0.06	0.09	0.04	0.19
Non-qualifying hedges impact	1.03	0.50	(0.05)	1.45
NEP investment gains – net	0.03	—	(0.49)	(0.46)
Change in unrealized gains (losses) on securities held in NEER's nuclear decommissioning funds and OTTI – net	0.08	0.11	0.03	0.21
Impairment charge related to investment in Mountain Valley Pipeline	0.30	—	0.01	0.31
Other, including other investment income, interest expense, corporate general and administrative expenses and share dilution	(0.05)	(0.09)	(0.08)	(0.19)
NEER – 2023 Earnings (Loss) Per Share Attributable to NextEra Energy, Inc.	$0.72	$0.72	$(0.11)	$1.32

Corporate and Other – 2022 Earnings (Loss) Per Share	$0.09	$0.13	$(0.01)	$0.20
Non-qualifying hedges impact	(0.27)	—	0.15	(0.10)
Other, including interest expense and share dilution	(0.03)	(0.04)	(0.01)	(0.08)
Corporate and Other – 2023 Earnings (Loss) Per Share	$(0.21)	$0.09	$0.13	$0.02

2023 Earnings Per Share Attributable to NextEra Energy, Inc.	$1.04	$1.38	$0.60	$3.02

Corporate and Other represents other business activities and eliminating entries, and may include the net effect of rounding. Corporate and Other allocates a portion of corporate interest expense to NextEra Energy Resources' subsidiaries. Interest expense is allocated based on a deemed capital structure of 70% debt and differential membership interests sold by NextEra Energy Resource's subsidiaries. Residual corporate interest expense is included in Corporate and Other.

The sum of the quarterly amounts may not equal the total for the year due to rounding.